Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent events
Subsequent events

31 Subsequent events

Following the recommendation from an independent Data Monitoring Committee, AstraZeneca decided in January 2020 to terminate the Phase III STRENGTH trial for Epanova, due to its low likelihood of demonstrating a benefit to patients with MDS who are at increased risk of CV disease. This was considered to be an adjusting event after the reporting period, resulting in a full impairment of the Epanova intangible asset of $533m recorded in Research and development expense in FY 2019, and a provision for inventory and supply-related costs of $115m recorded in Cost of sales, also in FY 2019.

In January 2020, the Company announced that it had agreed to divest the global commercial rights to a number of established hypertension medicines, including Inderal,  Tenormin and Zestril to Atnahs Pharma. Atnahs Pharma will make an upfront payment of $350m to AstraZeneca. AstraZeneca may also receive future sales-contingent payments of up to $40m between 2020 and 2022. Income arising from the upfront and future payments will be reported in AstraZeneca’s financial statements within Other operating income and expense. The divestment is expected to complete in the first quarter of 2020.

In January 2020, the Company announced that it will recover the global rights to brazikumab (formerly MEDI2070), a monoclonal antibody targeting IL23, from Allergan. Brazikumab is currently in a Phase IIb/III programme in Crohn’s disease and a Phase IIb trial in ulcerative colitis. AstraZeneca and Allergan will terminate their existing license agreement and all rights to brazikumab will revert to AstraZeneca. The transaction is expected to complete in the first quarter of 2020, subject to regulatory approvals associated with AbbVie’s proposed acquisition of Allergan and its timely completion. Under the termination agreement, Allergan will fund up to an agreed amount, estimated to be the total costs expected to be incurred by AstraZeneca until completion of development for brazikumab in Crohn’s disease and ulcerative colitis, including the development of a companion diagnostic.

Pursuant to the 2012 collaboration between Amgen and AstraZeneca to jointly develop and commercialise a clinical-stage inflammation portfolio, Amgen is entitled to receive a high single-digit to low double-digit royalty on sales of brazikumab if approved and launched. This includes the original inventor royalty. Other than this, AstraZeneca will own all rights and benefits arising from the medicine with no other payments due to Amgen.

In January 2020, AstraZeneca sold a proportion of its equity portfolio receiving consideration of $184m.